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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): October 22, 2002
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                                WorldCom, Inc.
              (Exact Name of Registrant as Specified in Charter)

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         Georgia                        0-11258                 58-1521612
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


500 Clinton Center Drive, Clinton, Mississippi                     39056
 (Address of Principal Executive Offices)                        Zip Code)



       Registrant's telephone number, including area code (601) 460-5600
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Item 5.  Other Events.

Press Release

     On October 22, 2002, WorldCom, Inc. (the "Company") issued a press release announcing the filing with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") of its July and August 2002 Monthly Operating Reports. A copy of this press release is filed as Exhibit
99.1 hereto and incorporated by reference herein.

Recent Changes to the Board of Directors

     On July 21, 2002, Dennis R. Beresford and Nicholas deB. Katzenbach were elected to the Board of Directors of WorldCom, Inc. (the "Company"), and C.B. Rogers, Jr. was elected to the Board on August 29, 2002. James C. Allen resigned from the Board on July 22, 2002.

     Mr. Beresford is a Professor of Accounting at the J.M. Tull School of Accounting, Terry College of Business, The University of Georgia and previously served as Chairman of the Financial Accounting Standards Board from 1987 to 1997. Mr. Beresford serves as a director of National Service Industries, Inc. and as Chairman of its Audit Committee, and as a director of Legg Mason, Inc.

     Mr. Katzenbach is a private attorney and was a partner and of counsel in the law firm of Riker, Danzig, Scherer, Hyland & Perretti from 1986 to 1994. Mr. Katzenbach previously served as Attorney General of the United States from 1965 to 1966, Under Secretary of State of the United States from 1966 to 1969 and as a Senior Vice President and General Counsel of IBM Corporation from 1969 to 1986.

     Mr. Rogers served as an executive officer and director of Equifax Inc. for several years, serving as Chief Executive Officer from October 1989 to October 1995 and Chairman of the Board of Directors from 1995 to 1999. Mr. Rogers also held numerous executive positions with IBM Corporation from 1960 to 1987, including Senior Vice President for Corporate Staff Operations, Senior Vice President and Group Executive of the Information Systems Group and President of its General Systems Division. Mr. Rogers also serves as a director of Oxford Industries and Datagistics, Inc.

Amendment to Bylaws

     On July 10, 2002, the Board of Directors of the Company amended the Company's Bylaws. A complete copy of the Bylaws, as amended, is filed as
Exhibit 99.2 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.


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         Not applicable.

     (c) Exhibits.

         Exhibit No.       Description of Exhibit
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         99.1              Press Release dated October 22, 2002

         99.2              Restated Bylaws of WorldCom, Inc.

Item 9.  Regulation FD Disclosure.

          On October 22, 2002, the Company and certain of its direct and indirect U.S. subsidiaries filed their monthly operating reports for the months of July and August 2002 (the "Operating Reports") with the Bankruptcy Court. Copies of the Operating Reports may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and from the Company's Restructuring Information Desk at http://www.worldcom.com.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

     The Operating Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

     As described in the Operating Reports, the Company previously announced restatements of earnings affecting 1999, 2000, 2001 and first quarter 2002. In June 2002, Arthur Andersen LLP ("Andersen"), the Company's previous external auditors, advised the Company that Andersen's audit report on the Company's financial statements for 2001 and Andersen's review of the Company's financial statements for first quarter 2002 could not be relied upon. The Company's new external auditors, KPMG LLP ("KPMG"), are undertaking a comprehensive


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audit of the Company's financial statements for 2000, 2001 and 2002.

     A Special Investigative Committee of the Company's Board of Directors is overseeing an independent investigation of these matters by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission ("SEC"). The Company's accounting practices also are under investigation by the SEC, by the U.S. Attorney's Office for the Southern District of New York and by the Examiner appointed by the Bankruptcy Court, Richard Thornburgh, former Attorney General of the United States.

     Investors and creditors should be aware that additional amounts of improperly reported pre-tax income may be discovered and announced. Until KPMG is able to complete the audit of 2000, 2001 and 2002, the total impact on previously reported financial statements cannot be known.

Cautionary Statement Regarding Forward-Looking Statements

     This Report and the Operating Reports may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the Company's bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management's expectations include economic uncertainty; the effects of vigorous competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company's filings with the SEC.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WORLDCOM, INC.
                                               (Registrant)



                                               By:   /s/ Michael H. Salsbury
                                                   --------------------------
                                                   Name: Michael H. Salsbury
                                                   Title: General Counsel


Dated:  October 22, 2002






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                                 EXHIBIT INDEX




Exhibit No.                  Description
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   99.1           Press Release dated October 22, 2002

   99.2           Restated Bylaws of WorldCom, Inc.